SunTrust Banks, Inc. 3Q 2007 Earnings Presentation October 18, 2007 Exhibit 99.2

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2006 Annual Report on Form 10-K, Quarterly
Reports on Form 10-Q, and Current Reports on Form 8-K.
This presentation may include non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in
SunTrust’s earnings press releases, which can be found on SunTrust’s website in the news section of the investor relations pages.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, and in particular the outlook statements provided at slide 14, are forward-looking statements. These statements often include the words “may,” “could,” “will,” “should,”
“believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions. Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management. The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and
SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements are subject significant risks and uncertainties.  Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the Company's 2006 Annual Report on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). Those factors include: changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; our trading assets and financial instruments carried at fair value expose the
Company to certain market risks; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions,which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business;we rely on other companies for key components of our business infrastructure;we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations;we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits;we depend on the expertise of key personnel withoutwhom our operations may suffer;we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and methods are key to howwe report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud; weakness in residential property values and mortgage loan markets could adversely affect us; and we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations and financial condition.

3Q 2007 Financial Performance
Income Statement Summary
($ in millions, except per share data)
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Noninterest Income Excluding Net Securities Gains
& Losses and Net Gain on Sale of Bond Trustee
Total Revenue (FTE)
Total Revenue (FTE) Excluding Net Securities
Gains & Losses and Net Gain on Sale of Bond
Trustee
Total Noninterest Expense
Total Noninterest Excluding Severance
Provision for Income
Taxes¹
Net Income Available to Common Shareholders
Net Income Available to Common Shareholders
Excluding Coke Gain
Diluted Net Income Per Average Common
Share²
Diluted Net Income Per Average Common Share
Excluding Coke Gain²
3Q 2007
Sept 30, 2007 3Q 2006
% Change
Annualized
2Q 2007
1. Effective tax rate in 3Q 2007 was 26.7% versus 31.5% in 2Q 2007 due to: taxes paid on The Coca-Cola Company (“Coke”) gain in 2Q;  the true up of expense associated with the early  termination of a capital security; and lower projected taxable income
2. Accelerated share repurchase totaling 9.5 million shares completed in 3Q 2007 with 8 million shares fully reflected and 1.5 million partially
Sept 30, 2006
% Change
Nine Months Ended
$1,219.2 0% 4% $3,627.5 2%
147.0 NM NM 308.1 NM
819.1 NM (5)% 2,852.7 10%
818.1 (44)% (2)% 2,615.2 2%
2,038.4 (57)% 0% 6,480.1 5%
2,037.4 (19)%                          1% 6,242.7 2%
1,291.2 13% 7% 3,778.4 4%
1,246.2    (2)% 3% 3,733.4 2%
152.9 NM (26)% 695.2 2%
412.6 NM (23)%                      1,600.5 (1)%
412.6 (88)%                    (23)%                     1,455.0 (10)%
1.18 NM                      (20)% 4.52 2%
1.18 (81)% (20)%                            4.11 (7)%

1. Does not include initial costs or non-recurring expense reductions associated with
E²
implementation, including severance
2. Total realized expense reductions achieved year-to-date through the end of 3Q
($ in millions)
E
2
Efficiency and Productivity Program: Estimated Gross Cost Savings
1
Savings For Fiscal Year 2009 Represent Over 10% of Expense Base
Cumulative Total
2007 2008 2009
Corporate Real Estate
Supplier Management
Offshoring/Outsourcing
Process Reengineering
Organizational Review
100
115
45
125
145
$
$181 $350 $530
TOTAL     $   530
E
2
2007 Estimated Gross Cost Savings
1,2
($ in millions)
Gross Cost Savings
For 3Q
= $59.5M
$140.1
$0.0 $135.0 $90.0 $45.0 $181.0

Driving Shareholder Value
Capital
Management
• 3Q 2007 results include a pre-tax one-time charge of $45 million associated with the eliminations
• Over 1,000 individuals notified in late August of position elimination
E
2
Program
Approximately 2,400 primarily non-customer contact employee positions, or 7% of the workforce, will be eliminated by year-end 2008
Sale and leaseback transactions are progressing
Investing
For
Growth
Mobile Banking and small business Online Payroll applications will be launched in November
Added 178 net new Retail Mortgage Loan Officers; net overall sales team increased by over 300
During 2007, we will open 47 new branches, and improve over 50% of our branches; over 40% will be refreshed and over 10% will be renovated
Investments in GenSpring family offices include its recent rebranding (formerly AMA), opening a
New York office, hiring several client advisors, and a small acquisition
10.2 million shares repurchased year-to-date
Tier 1 capital target remains at 7.5%; 7.45% at 9/30/07¹
Evaluation of Coke holdings continues with expected communication before year end
• Completed transactions and initiatives provide 25% of our $100 million run rate objective for 2009
• We expect to have the remaining for sale properties under contract by year end
• Closings on the remaining sales are expected to occur during 4Q 2007 and 1Q 2008
1.  Tier 1 capital ratio is estimated as of 9/30/2007

Financial Topics:  Margin and Provision
Margin Continues to Improve, Growing to 3.18% in 3Q 2007
Provision Increase of $42.3 Million Over 2Q 2007
Continued improvement from balance
sheet strategies
Trend should continue in 4Q 2007
2008 NIM should benefit from lower
short term rates and yield curve
steepening
Provision
Net Charge-Offs
Net ALLL Increase
Allowance to Loan
Ratio
Charge-Off Ratio
2Q 2007
3Q 2007
$104.7
88.3
$16.4
0.88%
0.30%
$147.0
103.7
$43.3
0.91%
0.34%
3Q 2007 charge-offs largely from
consumer portfolios
YTD charge-off ratio = 0.28%
Through mid-year 2008, we anticipate
charge-offs will be in the 35-45 bps
range assuming no further material
deterioration in the economy
Allowance ratio adequate to cover
current estimated losses
2.94%
3.02%
3.10%
3.18%
4Q 2006 1Q 2007 2Q 2007 3Q 2007
($ in millions)

Financial Topics:  Market Impacts and Expense Growth
$161 million Pre-Tax Impact of Market Conditions on Non-Interest Income
Capital Markets
Mortgage
Treasury
$    (121)
(88)
48
TOTAL
$   161
Core Expense Growth of 1.5% YTD 2007 over YTD 2006
($ in millions)
Charges equate to $0.28 per share
Further declines in fixed income values
in September added to our previous
$0.20 impact through August
The losses are largely unrealized, but we
do not expect a material recovery in the
short run
Noninterest Expense
Net E²
Non-Recurring¹
Elimination of FAS 91 Deferral²
Reversal of LILO QTE Reserve
True Up of Expense for Early
Termination of Capital Security
Debt Retirement Cost
Adjusted Noninterest Expense
YTD 2007 YTD 2006
% Change
$3,778.4
(57.6)
(44.5)
33.6
(9.8)
$3,700.1
$3,646.1
(9.9)
10.9
$3,647.1
3.6%
1.5%
($ in millions)
1.  Includes $45 million of severance recorded in 3Q 2007
2.  Related to fair value accounting election in May 2007

Commercial
$34,970
29%
Residential
Mortgages
$31,604
   26%
Construction
$14,359
12%
Home Equity
Lines
$14,599
12%
Commercial RE
$12,487
10%
Indirect
$7,642
7%
Direct
$4,419
4%
Loan Portfolio: $120,748
1
• Well diversified by product and client
• Diversified throughout the SunTrust
footprint
• No material exposure to credit card or
other consumer unsecured lending
• The Commercial portfolios, which
represent 39% of total loans, are
performing well overall
• Trend of increasing charge-offs in
residential mortgage and home equity
portfolios, driven by Alt-A
Credit Perspective
(As of 9/30/07, in millions)
1.  Loan Portfolio also includes credit card balances which totaled $668 million

Alt-A 1st
$1,106
3%
Prime 2nd
Mortgage
$3,451
11%
Lot Loans
$1,736
5%
Core Mortgage
Portfolio
$19,526
63%
Alt-A 2nd
$631
2%
Home Equity
Loans
$3,788
12%
Wealth &
Investment
Management
$1,366
4%
Residential Mortgages:  $31,604
Credit Perspective
Note:  LTV’s all at origination and FICO scores refreshed quarterly
(As of 9/30/07, in millions)
• Core Mortgage Portfolio
• WA LTV of 73%
• FICO of 729
• Lot Loans
• Developed lots for residences
• WA FICO of 735
• Prime 2
nds
• Purchase money
• Insured seconds
• Alt-A 1
st
• WA LTV is 76%
• Alt-A 2
nd
• Portfolio is insured
• Home Equity Loans
• WA FICO of 725
• LTV at 71%
• 40% 1
st
lien

Home Equity Lines $14,599
Credit Perspective
(As of 09/30/07, in millions)
LTV at Origination and Refreshed FICO
• Weighted Average FICO 734
•
24% of portfolio in 1st
lien position
• Origination Channels
– Lower risk channels (87% of total)
•
Branch channel (64%)
• Wealth & Investment Management
(11%)
• Cross sell to mortgage customers
(7%)
• Bank Acquisition (5%)
– Higher risk channels (13% of total)
•
Wholesale (9%)
• Purchase Money Lines (4%)
• Weighted Average seasoning 27 Months
LTV - $ (in millions)
FICO
<70% 71% - 80% 81% - 90% 91%+ Other Total
730+
2,875 1,654 1,794 1,831 302 8,002
700-729
560 415 488 561 70
1,982
660 - 699
569 412 522 541 77 2,007
<660
385 317 418 457 144
1,630
Not Refreshed
73 14 19 31 69 194
Total
4,462 2,812 3,241 3,422
661
14,599
LTV - % of Total
FICO
<70% 71% - 80% 81% - 90% 91%+ Other Total
730+
19.7% 11.3% 12.3% 12.5% 2.1%
58%
700-729
3.8% 2.8% 3.3% 3.8% 0.5% 14%
660 - 699
3.9% 2.8% 3.6% 3.7% 0.5%
15%
<660
2.6% 2.2% 2.9% 3.1% 1.0% 12%
Not Refreshed
0.5% 0.1% 0.1% 0.2% 0.5%
1%
Total
30.6% 19.3% 22.2% 23.4% 4.5% 100%

Construction $14,359
Credit Perspective
(As of 9/30/07, in millions)
•
Construction and A&D for
Commercial purposes accounts
for 27% of the construction
portfolio
•
38% of total residential related
development loans are in Florida
(Res A&D, Res Const, CP, and
Raw Land)
•
The total residential construction
and development portfolio  is
made up of many relatively small
loans with an average size of
$560,000
•
Raw Land is $1.0 billion or 0.8%
of the total loan portfolio and is
geographically dispersed
throughout the SunTrust footprint
Other
  $708
5%
Residential
Construction
$2,835
20%
Construction
Perm
  $3,703
26%
Commercial
A&D
$669
5%
Commercial
Construction
$3,212
22%
Residential
A&D
  $2,208
15%
Raw Land
$1,024
7%

Nonaccrual Loans: $975
Credit Perspective
(As of 9/30/07, in millions)
1.  Includes Home Equity lines on nonaccrual status
• Commercial portfolios are performing well
overall
• Residential mortgage non accruals:
– Alt-A loans make up 50% of the non
accruals but only 5% of residential
mortgage portfolio
– 65% of Alt-A non accruals are 1st
lien with an average LTV of 76%
– Alt-A 2nds are insured and reserves
have been established for potential
denied claims
– Most of the remaining residential
mortgage non accruals come from
the Core portfolio, with typically
lower LTVs
• 95% of construction non accruals are from
residential-related construction and
development
• The ALLL covers annualized 3Q 2007
charge-offs by 264% driven by the low loss
content of the residential loan portfolio
Consumer
$11
1%
Commercial RE
$41
4%
Construction
$158
16%
Commercial
$74
8%
Residential
Mortgages
1
$691
71%

12 Appendix

3Q 2007 Financial Performance
Balance Sheet
Real Estate 1-4 Family
Real Estate Construction
Real Estate Home Equity Lines
Real Estate Commercial
Commercial
Consumer – Direct
Consumer – Indirect
Total Loans
Loans Held for Sale
Trading Assets
Total Securities Available for Sale
Total Earning Assets
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
(Average balances, $ in millions)
3Q 2007
% Change 3Q 2006
$    31,003.5
13,686.6
14,133.1
12,759.3
34,247.9
4,368.0
7,966.4
119,558.7
9,748.0
10,692.4
12,587.1
$  152,327.6
$    21,445.1
19,543.4
22,560.3
4,456.5
16,839.9
11,862.4
$    96,707.6
$    33,875.7
12,805.6
13,626.3
12,808.6
34,306.9
4,206.9
8,339.1
120,742.0
11,026.4
2,988.6
23,996.6
$  158,914.7
$    22,933.4
16,596.2
24,267.0
5,591.2
16,402.5
11,852.2
$    97,642.5
(8)%
7%
4%
0%
0%
4%
(4)%
(1)%
(12)%
NM
(48)%
(4)%
(6)%
18%
(7)%
(20)%
3%
0%
(1)%

Outlook
1
• We expect further net interest margin expansion in 4Q 2007; 2008 net interest margin should benefit from lower short term rates and yield curve steepening.²
• We do not expect any meaningful increase in large corporate loans related to “hung” leveraged buy-out transactions, as SunTrust does not have any significant exposure in this area.
• Through mid-year 2008, we anticipate net charge-offs will be in the 35-45 basis point range assuming no further material deterioration in the economy.²
• We do not expect a material near-term recovery of the losses associated with the mark-to-market adjustments realized in 3Q 2007.
• We expect the tax rate in the fourth quarter to approximate 30%, resulting in approximately that level for the full year.²
• Our Tier 1 capital ratio target remains 7.5%.
• In the fourth quarter, we intend to replace approximately $650 million of capital instruments with hybrid securities that have a higher equity content.
•
E²
Efficiency and Productivity Initiative:
–
We anticipate that we will exceed our upwardly revised E²
target of $181 million in estimated gross cost savings for 2007.
– In conjunction with our corporate real estate space utilization strategy, we have been actively marketing 469 properties over the past several months.  A majority of these properties are currently under contract.  We expect to have the remaining properties that are for sale under contract by the end of the year.  We expect to close the remaining sales during the fourth quarter of 2007 and first quarter of 2008.
– We are confident that we will achieve our $350 million gross cost savings goal in 2008.
– Our 2009 gross cost savings goal remains $530 million.
1. Actual results could differ materially from those contained in or implied by such statements - a list of important factors that could affect actual results are listed on slide 1
2. Assumes no further material deterioration in the economy